                                                                 Exhibit 99.1
[CHARTER ONE FINANCIAL, INC.(R) LOGO]






September 1997

Please note: This presentation contains forward-looking statements which are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include unanticipated changes in interest rates and in the competitive and regulatory environments.


COFI Update at 6/30/97

         Closing price                                                    $53.88
         12-month range                                             $32.03-54.00
         Trailing 4 qtr operating EPS                                      $3.67
         P/E (trailing 4 qtr operating earnings)                           14.7x
         Book value per share                                              21.08
         Price to book value                                                255%
         Annualized dividend                                               $1.00
         Current dividend yield                                             1.9%
         Inside ownership                                                  10.6%

Per share information has been adjusted for the 9/30/96 5% stock dividend.


For additional information: Charles John Koch      Richard W. Neu
                            Chairman and CEO       CFO
                            (216) 566-5314         (216) 566-5337

                            Ellen L. Batkie        William Dupuy
                            Investor Relations     Corp. Communications
                            (800) 262-6301         (216) 566-5311

                                                   1215 Superior Avenue
                                                   Cleveland, Ohio   44114
                                                   Investor fax: (800) 914-4721

                           FORWARD-LOOKING INFORMATION


This presentation contains estimates of future operating results for both Charter One Financial, Inc. and RCSB Financial, Inc. on a stand-alone and pro forma combined basis, as well as estimates of financial condition, operating efficiencies and revenue creation on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings from the RCSB Merger cannot be fully realized or realized within the expected time frame; (2) revenues following the RCSB Merger are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) costs or difficulties related to the integration of the business of COFI and RCSB are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; and (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.

COFI Profile (6/30/97)
Nasdaq: COFI

Total Assets                             $14.6 B
Total Deposits                            $7.8 B
Market Cap                                $2.5 B
Shares Outstanding                        46.2 M
Inside Ownership                           10.6%
Book Value per Share                      $21.08
Equity to Assets                            6.7%
Branch Locations                             175
1-Year Gap                                 -3.2%


Thrift Market Cap
in billions (8/18/97)


LARGEST PUBLICLY TRADED THRIFTS                         MARKET CAP
-------------------------------                         ----------
 (1)  Washington Mutual                                  $15.9 B
 (2)  H.F. Ahmanson                                        4.9 B
 (3)  Golden West Financial                                4.6 B
 (4)  GreenPoint Financial                                 3.0 B
 (5)  COFI                                                 2.4 B
 (6)  Dime Bancorp                                         2.0 B
 (7)  People's Bank-CT                                     1.6 B
 (8)  Glendale Federal                                     1.4 B
 (9)  Washington Federal                                   1.3 B
(10)  People's Heritage                                    1.0 B


COFI Strategic Plan

Mergers have consistently contributed to performance

Merger History

1997             RCSB (pending 10/3/97)
1997             Haverfield (pending 9/19/97)
1996             First Nationwide
1995             FirstFed Michigan
1995             ICX Corporation (leasing company)
1994             Citizen's Equitable
1993             Women's Federal
1992             1st American
1991             1st Federal of Toledo
1991             Civic Savings
1990             Broadview Savings
1989             Western Reserve
1989             1st Federal of Akron

COFI IPO 1/29/88

'81-'88          7 Ohio institutions

                         COFI PROFILE - EARNINGS GROWTH

              COFI EARNINGS HAVE BEEN ACCELERATED THROUGH MERGERS

                                  19% ANNUALLY

                           1988     1989    1990    1991    1992    1993    1994   1995    1996   6/97
FIRST AKRON, WESTERN

BROADVIEW

CIVIC
                            [Graph plots earnings per share from 1988 ($.86) to 6/1997 ($3.78*)
TOLEDO

FIRST AMERICAN

WOMEN'S FEDERAL

FIRSTFED MICHIGAN



*6 months ended 6/30/97, annualized

               BASED ON ORIGINALLY REPORTED OPERATING EARNINGS

                          COFI PROFILE - EFFICIENCY

              COFI EFFICIENCY HAS BEEN ENHANCED THROUGH MERGERS

                              EFFICIENCY RATIO*

                           1988     1989    1990    1991    1992    1993    1994   1995    1996   6/97
FIRST AKRON, WESTERN

BROADVIEW

CIVIC
                [Graph plots efficiency ratio from 1988 (71%) to 6/1997 (40%)
TOLEDO

FIRST AMERICAN

WOMEN'S FEDERAL

FIRSTFED MICHIGAN



*OTHER EXPENSES DIVIDED BY NET INTEREST INCOME PLUS OTHER INCOME (EXCLUDING GAIN ON SALE)

Prior period ratios have not been restated to reflect poolings

                       COFI PROFILE - SHARE PRICE GROWTH

                   COFI STOCK HAS OUTPERFORMED S&P 500 INDEX


                 12-88      12-89    12-90    12-91    12-92    12-93    12-94    12-95    12-96    6-97
Average Growth
  Curve

              [Graph plots common stock prices from IPO ($3.385) to 6/97 ($53.88)

Actual Price
  Line

*S&P 500 INDEX RELATIVE TO COFI SHARE PRICE; DATA SOURCE - BLOOMBERG

               Quarter Close, Adjusted for Stock Splits/Dividends

                        COMPOUNDED ANNUAL TOTAL RETURN:
                                  COFI - 38%
                                  S&P 500 - 17%

Second Quarter 1997

Financial Highlights

- EPS up 12% to $.96

- ROE: 18.85%          ROA: 1.28%

- Annualized loan portfolio growth: 23%

- Recurring fee revenue: up 35% over year ago

- Efficiency ratio: 40.0%

- Nonperforming asset ratio: .27%

RCSB Merger

Rochester fits COFI Strategic Plan

- Energized asset generator

- Synergy between finance sub & mortgage banking

- Top tier share in contiguous market

- Solid retail platform to support COFI products and services

- Contribute to fee revenue growth

RCSB Merger

Creates major financial institution with:*

- 222 branches in 3 states

- 734,000 households

- 48 loan offices in 18 states

- $10 B deposits

- 7% equity

- $3.2 B market cap, 4th largest in thrift industry


*Pro forma combined including Haverfield acquisition

RCSB Merger

Deal Status:

- Announced - 5/21/97

- Shareholder meetings - 10/3/97

- Scheduled close - 10/3/97

- System conversions - 1st Qtr 1998

- Consolidation complete - 1st Qtr 1998

COFI Strategic Plan

Annual performance goals - greater than:

- 10% growth in earnings per share

- 18% return on equity

- 1.20% return on assets

COFI Strategic Plan

Financial Road Map
(Mix of Core Earnings as a % of Avg Total Assets)


                                             1997                 2nd Qtr
                                             Model                  1997*
                                            ------                 -------
--------------------------------------------------------------------------
| Spread                                     3.00  %                2.74%|
--------------------------------------------------------------------------
Noninterest income                             .50                     .49
                                            ------                   -----
     Income                                   3.50                    3.23
Provision                                     (.10)                   (.01)
Operating expenses                           (1.50)                  (1.32)
                                            ------                  ------
     Pretax core                              1.90                    1.90
Taxes                                         (.67)                   (.62)
                                           -------                  ------
     After-tax core                           1.23%                   1.28%
                                           =======                  ======


6.5% equity, 1.20% return on assets = 18.5% return on equity

*Annualized

COFI Strategic Plan


Increase spread income through growth in energized assets AND energized liabilities

Increase Energized Assets

Energized assets are characterized by a higher yield and shorter duration than 1-4 family loans:

-  Leasing

-  Consumer loans

-  Business loans

-  Finance company loans

-  Multifamily & commercial real estate loans

-  AUTOMOBILE LENDING

Increase Energized Assets

Energized asset totals:

- $2.2 B at 6/30/97

- Goal of $4 B by 2000 (pre-RCSB)

- PRO FORMA COMBINED $3.8 B AT 6/30/97

Increase Energized Assets

COFI portfolio of energized assets has increased by nearly 50% in 18-month period.


                                        Balance at end of period
                                        ------------------------
                                        12/31/95          6/30/97
                                        --------          -------
Consumer loans                           $.6 B             $1.1 B

Commercial loans/leases                   .9 B              1.1 B
                                        ----                ---

     Energized assets                   $1.5 B             $2.2 B
                                        ====               ====


Increase Energized Assets

RCSB Merger

RCSB auto lending operation adds significant energized asset production.



                                                  Pro forma combined
                                          Balance at                 Annualized
                                            end of                   production
                                          2nd Qtr '97               2nd Qtr '97
                                          -----------               -----------

Consumer loans                             $1.5 B                        $.9 B

Commercial loans/leases                     1.1 B                         .8 B

AUTO LOANS                                  1.2 B                        1.3 B
                                           ----                         ----

     Energized loans                       $3.8 B                       $3.0 B
                                           ====                         ====


Increase Energized Assets

RCSB Merger

Based on 2nd Qtr 1997, more than half of the combined company's production would be in energized assets.



                                                  Pro forma combined
                                          Balance at                 Annualized
                                            end of                   production
                                          2nd Qtr '97               2nd Qtr '97
                                          -----------               -----------

Single family                               66%                          47%

Energized assets                            34% *                        53%
                                            ---                          ---
                                           100%                         100%
                                           ====                         ====



*On a stand-alone basis, COFI portfolio mix included only 24% in energized assets at end of 2nd Qtr '97.

Increase Energized Assets

Consumer Finance Subsidiary "Equity One"

- Launched 1/97

- 7/31/97 mortgage equity portfolio:
  - Balance - $55 M
  - Yield - 11.34%
   - A-/ B credit rating

- Current production running at $10 M per month

- 1997 portfolio goal of $100 M

Increase Energized Assets

RCSB Merger


RCSB network of 39 retail loan origination offices in 14 states provides ideal platform for COFI consumer finance products

Increase Energized Liabilities

- Lower cost core deposits

- Accounts that build customer relationships

- Retail banking products that generate fee revenue

Increase Energized Liabilities

Aggressive checking account acquisition strategy

- 400,000 existing checking accounts

- 1997 goal to open 100,000 new accounts

- Opened 10,000 new accounts in July

- Average acquisition cost YTD of $36.80

Increase Energized Liabilities

RCSB Merger

-  RCSB retail deposit share:

       #2 in Rochester
       #5 in Buffalo
       (#1 thrift in both markets)

-  Entered Buffalo market de novo in 1990, grew deposits to $744 M by 7/31/97

-  RCSB has 19,000 "pay-by-phone" customers

Increase Energized Liabilities

RCSB Merger

- Rochester & Buffalo attractive banking markets

  -  Households/branch:
                 Buffalo           1,800
                 Rochester         1,500
                 Detroit           1,500
                 Cleveland         1,000

  - Low deposit costs
                 Ohio              4.65%
                 New York          4.32%
                 Michigan          4.13%


- Branch network with high sales potential

COFI Strategic Plan

Financial Road Map
(Mix of Core Earnings as a % of Avg Total Assets)


                                              1997                 2nd Qtr
                                             Model                   1997*
                                             -----                   -----

Spread                                        3.00 %                  2.74%
--------------------------------------------------------------------------
| Noninterest income                           .50                    .49 |
|                                              ---                    --- |
--------------------------------------------------------------------------
     Income                                   3.50                    3.23

Provision                                     (.10)                   (.01)

Operating expenses                           (1.50)                  (1.32)
                                            ------                  ------
     Pretax core                              1.90                    1.90
Taxes                                         (.67)                   (.62)
                                            ------                  ------
     After-tax core                           1.23 %                  1.28%
                                            ======                  ======


6.5% equity, 1.20% return on assets = 18.5% return on equity

*Annualized

Increase Fee Revenue

COFI fee revenue has shown dramatic growth, up 78% in 18-month period


                                     4th Qtr            2nd Qtr
                                      1995               1997
                                      ----               ----

Deposit fees                          $6.6 M             $10.4 M

Brokerage services                      .7 M               2.6 M
                                      ----               -----
                                      $7.3 M             $13.0 M
                                      ====               =====

Increase Fee Revenue

RCSB Merger


RCSB $9 B mortgage servicing portfolio will make a significant contribution to noninterest income

COFI Strategic Plan

Financial Road Map
(Mix of Core Earnings as a % of Avg Total Assets)


                                              1997                 2nd Qtr
                                             Model                   1997*
                                             -----                   -----

Spread                                        3.00 %                  2.74%

Noninterest income                             .50                     .49
                                             -----                   -----
     Income                                   3.50                    3.23
---------------------------------------------------------------------------
| Provision                                   (.10)                   (.01)|
---------------------------------------------------------------------------
Operating expenses                           (1.50)                  (1.32)
                                            ------                  ------
     Pretax core                              1.90                    1.90
Taxes                                         (.67)                   (.62)
                                            ------                  ------
     After-tax core                           1.23 %                  1.28%
                                            ======                  ======


6.5% equity, 1.20% return on assets = 18.5% return on equity

*Annualized

Credit Quality

RCSB Merger

Credit quality statistics, based on 1st 6 mos 1997


                                                                      Pro forma
                                     COFI              RCSB            combined
                                     ----              ----            --------

Nonperforming assets to assets        .27%             .76%              .38%

Reserves to nonperforming loans       188%             104%              153%

Net charge-offs, annualized          $.9 M          $15.8 M           $16.7 M

Charge-off coverage ratio         70.4 yrs          1.7 yrs           5.5 yrs


Credit Quality

RCSB Merger

Auto finance credit quality statistics as of 2nd Qtr 1997:

-  Projected reserves to auto loans to merger date in excess of 2%

-  Annualized net charge-offs:
           - first half 1997 = 117 bp
           - second quarter 1997 = 107 bp

- Average static pool portfolio migration analysis indicated 1.50 - 1.75% cumulative life-time losses

COFI Strategic Plan

Financial Road Map
(Mix of Core Earnings as a % of Avg Total Assets)


                                              1997                 2nd Qtr
                                             Model                   1997*
                                             -----                   -----

Spread                                         3.00%                  2.74%

Noninterest income                             .50                     .49
                                             -----                   -----
     Income                                   3.50                    3.23

Provision                                     (.10)                   (.01)

-----------------------------------------------------------------------------
Operating expenses                           (1.50)                  (1.32) |
                                            ------                  ------  |
-----------------------------------------------------------------------------
     Pretax core                              1.90                    1.90

Taxes                                         (.67)                   (.62)
                                             -----                   -----
     After-tax core                           1.23%                   1.28%
                                            ======                  ======


6.5% equity, 1.20% return on assets = 18.5% return on equity

*Annualized

Maintain Efficiency Level

In a commodity business, the low cost provider wins


         2nd Qtr 1997:

                 Efficiency ratio                   40.0%

                 Expenses to assets                 1.32%

Maintain Efficiency Level

RCSB Merger

- Projected cost saves in RCSB merger approximate 25% of RCSB operating expenses

- Pro forma 2nd Qtr, after cost saves:
                 Efficiency ratio           41.8%
                 Expenses to assets         1.57%

COFI Strategic Plan

- Increase energized assets AND liabilities

- Increase noninterest income

- Maintain operating efficiency

- Maintain strong credit quality profile


Conclusion: Charter One is well on the way to becoming a consumer bank.